Subscriber: _________________________

Subscription Agreement For

SUGARMADE, INC.

Private Placement of

Convertible Notes and Warrants

1

NOTICES TO SUBSCRIBERS

THIS SUBSCRIPTION AGREEMENT IS BEING FURNISHED BY THE COMPANY SOLELY FOR USE BY POTENTIAL SUBSCRIBERS IN CONNECTION WITH THIS OFFERING.

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION (THE “SEC”), ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE SUBSCRIPTION AGREEMENT. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IN MAKING AN INVESTMENT DECISION, SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.

____________________

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS SUBSCRIPTION AGREEMENT AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN GIVEN BY THE OFFERORS.  STATEMENTS CONTAINED HEREIN AS TO THE CONTENT OF ANY AGREEMENT OR OTHER DOCUMENT ARE SUMMARIES AND, THEREFORE, ARE NECESSARILY SELECTIVE AND INCOMPLETE AND ARE QUALIFIED IN THEIR ENTIRETY BY THE ACTUAL AGREEMENTS OR OTHER DOCUMENTS.  THE COMPANY WILL MAKE AVAILABLE TO ANY PROSPECTIVE SUBSCRIBER PRIOR TO THE CONSUMMATION OF THE SALE THE OPPORTUNITY TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM THE COMPANY OR PERSONS ACTING ON BEHALF OF THE COMPANY CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING, THE COMPANY OR ANY OTHER RELEVANT MATTERS AND ANY ADDITIONAL REASONABLE INFORMATION TO THE EXTENT THE COMPANY POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE.  THE COMPANY DOES NOT EXPECT TO UPDATE OR OTHERWISE REVISE THIS SUBSCRIPTION AGREEMENT OR OTHER MATERIALS SUPPLIED HEREWITH UNLESS THERE IS A MATERIAL CHANGE IN THE INFORMATION SET FORTH HEREIN PRIOR TO A CLOSING OR TERMINATION OF THE OFFERING HEREUNDER.  THE DELIVERY OF THIS SUBSCRIPTION AGREEMENT AT ANY TIME DOES NOT IMPLY THAT THE INFORMATION

CONTAINED HEREIN IS CORRECT AS OF ANY TIME SUBSEQUENT TO THE DATE OF THIS SUBSCRIPTION AGREEMENT.  THIS SUBSCRIPTION AGREEMENT IS SUBMITTED IN CONNECTION WITH THE OFFERING DESCRIBED HEREIN AND MAY NOT BE REPRODUCED OR USED FOR ANY OTHER PURPOSE.  EACH RECIPIENT OF THIS SUBSCRIPTION AGREEMENT AGREES THAT ALL INFORMATION CONTAINED HEREIN IS OF A CONFIDENTIAL NATURE, THAT IT WILL TREAT SUCH INFORMATION IN A CONFIDENTIAL MANNER AND THAT IT WILL NOT, DIRECTLY OR INDIRECTLY, DISCLOSE OR PERMIT ITS AGENTS OR AFFILIATES TO DISCLOSE ANY SUCH INFORMATION WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY.

THIS SUBSCRIPTION AGREEMENT DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH AN OFFER IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE AN OFFER OR SOLICITATION.

NEITHER THE INFORMATION CONTAINED HEREIN, NOR ANY PRIOR, CONTEMPORANEOUS OR SUBSEQUENT COMMUNICATION SHOULD BE CONSTRUED BY THE PROSPECTIVE SUBSCRIBER AS LEGAL OR TAX ADVICE. EACH PROSPECTIVE SUBSCRIBER SHOULD CONSULT HIS OWN LEGAL AND TAX ADVISORS TO ASCERTAIN THE MERITS AND RISKS OF THE TRANSACTIONS DESCRIBED HEREIN PRIOR TO SUBSCRIBING TO SECURITIES.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION SUBSCRIBERS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  SUBSCRIBERS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

SUBSCRIPTION AGREEMENT

To:      Scott Lantz, Chief Executive Officer

SugarMade, Inc.

2280 Lincoln Avenue, Suite 200

San Jose, California 95125

Email: scott@sugarmade.com

Facsimile: 415-956-4355

Dear Scott:

.

Description of Offering and Subscription.

(a)

Offering.  This Subscription Agreement (the “Agreement”) relates to the offering (the "Offering") by SugarMade, Inc., a Delaware corporation (the "Company"), of Convertible Promissory Notes and warrants to purchase Company common stock (the “Common Stock”), pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and Rule 506 of Regulation D as promulgated under the Securities Act.  The Offering consists of the issuance of (i) a Convertible Promissory Note in the form attached hereto as Exhibit A (the “Note”); (ii) warrants to purchase .25 shares of Common Stock for each $1.00 of Note purchased, with each warrant having an exercise price of one cent ($.01) per share and a two year term, in the form of Warrant attached hereto as Exhibit B; and (iii) warrants to purchase .15 shares of Common Stock for each $1.00 of Note purchased, with each warrant having an exercise price of fifty cents ($.50) per share and a two year term, in the form of Warrant attached hereto as Exhibit C  (together, the “Warrants”, and collectively with the Note and the Common Stock, the “Securities”).   No fractional shares or warrants shall be issued.  Any fractional shares or warrants shall be rounded up to the next number of shares or warrants.

(b)

Subscription.  The undersigned subscriber (the “Subscriber”) subscribes for and agrees to purchase the Securities issued by the Company in the amount set forth on the signature page below.  The Subscriber's subscription is not contingent upon the Company receiving and accepting subscriptions for any specific dollar amount.  The Subscriber acknowledges that this subscription is irrevocable, except as otherwise expressly provided herein, and may be accepted or rejected in whole or in part by the Company in its sole discretion.

.

Representations and Warranties of Subscriber.  To induce the Company to accept this subscription, the Subscriber represents and warrants as follows:

(a)

Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to the Subscriber, a Note in the amount as is set forth on the signature page hereof.  The purchase price is payable by check or by wire transfer to the Company as follows:

Bank:

Bank of America

ABA Number:

______________

Account #:

______________

Account Name:

SugarMade, Inc.

(b)

The Securities will be offered for sale until terminated by the Company which may be done with or without notice to prospective Subscribers (the “Termination Date”).

(c)

The Company may hold closings with respect to the purchase and sale of the Securities at any time prior to the Termination Date as determined by the Company, with respect to subscriptions accepted prior to the Termination Date (each such closing being referred to as a “Closing”).  The last Closing of the Offering, occurring on or prior to the Termination Date, shall be referred to as the “Final Closing”.  Any subscription documents or funds received after the Final Closing will be returned, without interest or deduction.  In the event that the Company does not accept the Subscriber’s subscription, all amounts paid by the Subscriber shall be returned to the Subscriber, without interest or deduction.  The Subscriber may not revoke this subscription or obtain a return of the subscription amount paid to the Company.  Any subscription received prior to the Termination Date shall be irrevocable.

(d)

The Subscriber recognizes that the purchase of the Securities involves a high degree of risk including, but not limited to, the following: (a) the Company has a limited operating history and may require funds in addition to the proceeds of the Offering; (b) an investment in the Company is highly speculative, and only Subscribers who can afford the loss of their entire investment should consider investing in the Company and the Securities; (c) the Subscriber may not be able to liquidate its investment; (d) transferability of the Securities (including any securities issuable upon exercise of the Warrants) is extremely limited; (e) in the event of a disposition, the Subscriber could sustain the loss of its entire investment; (f) the Company has not paid any dividends since its inception and does not anticipate paying any dividends; (g) there is no minimum Offering amount and the Company may accept subscriptions and investments without regard to any minimum Offering amount having been achieved, which amounts may not be sufficient to meet the capital needs of the Company; and (h) the risks described in the this Agreement and the Public Filings.

(e)

At the time such Subscriber was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants it will be an “accredited investor” as defined in Rule 501(a) under the Securities Act, as indicated by the Subscriber’s responses to the questions contained in the Investor Suitability Questionnaire attached hereto, and that the Subscriber is able to bear the economic risk of an investment in the Securities.

(f)

The Subscriber hereby acknowledges and represents that (a) the Subscriber has knowledge and experience in business and financial matters, prior investment experience, including investment in securities that are non-listed, unregistered and/or not traded on a national securities exchange or the Subscriber has employed the services of a “purchaser representative” (as defined in Rule 501 of Regulation D), attorney and/or accountant to read all of the documents furnished or made available by the Company both to the Subscriber and to all other prospective investors in the Securities to evaluate the merits and risks of such an investment on the Subscriber’s behalf; (b) the Subscriber recognizes the highly speculative nature of this investment; and (c) the Subscriber is able to bear the economic risk that the Subscriber hereby assumes.

(g)

The Subscriber hereby acknowledges receipt and careful review of this Agreement, including the Note and Warrants (collectively referred to as the “Offering Materials”), and has had access to the Company’s Annual report on Form 10-K and the exhibits thereto for the fiscal year ended June 30, 2011, as amended (the “Form 10-K”) and all subsequent periodic and current reports filed (the “Public Filings”) with the United States Securities and Exchange Commission (the “SEC”) as publicly filed with and available at the website of the SEC which can be accessed at www.sec.gov, and hereby represents that the Subscriber has been furnished by the Company during the course of the Offering with all information regarding the Company, the terms and conditions of the Offering and any additional information that the Subscriber has requested or desired to know, and has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the Company and the terms and conditions of the Offering; provided, however that no investigation performed by or on behalf of the Subscriber shall limit or otherwise affect its right to rely on the representations and warranties of the Company contained herein.

(h)

In making the decision to invest in the Securities, the Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, the Subscriber has retained, at its own expense, and relied upon appropriate professional advice regarding the investment, tax and legal merits and consequences of this Agreement and the purchase of the Securities hereunder.  The Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials, the 10-K and all subsequent Public Filings.

(i)

The Subscriber represents that (i) the Subscriber was contacted regarding the sale of the Securities by the Company (or another person whom the Subscriber believed to be an authorized agent or representative thereof) with whom the Subscriber had a prior substantial pre-existing relationship and (ii) it did not learn of the offering of the Securities by means of any form of general solicitation or general advertising, and in connection therewith, the Subscriber did not (A) receive or review any advertisement, article, notice or other communication published in a newspaper or magazine or similar media or broadcast over television or radio, whether closed circuit, or generally available; or (B) attend any seminar meeting or industry investor conference whose attendees were invited by any general solicitation or general advertising.

(j)

The Subscriber hereby acknowledges that the Offering has not been reviewed by the SEC nor any state regulatory authority since the Offering is intended to be exempt from the registration requirements of Section 5 of the Securities Act, pursuant to Section 4(2) of the Securities Act and Rule 506 of Regulation D.  The Subscriber understands that the Securities have not been registered under the Securities Act or under any state securities or “blue sky” laws and agrees not to sell, pledge, assign or otherwise transfer or dispose of the Securities unless they are registered under the Securities Act and under any applicable state securities or “blue sky” laws or unless an exemption from such registration is available.

(k)

The Subscriber understands that the Securities ((including any securities issuable upon exercise of the Warrants) have not been registered under the Securities Act by reason of a claimed exemption under the provisions of the Securities Act that depends, in part, upon the Subscriber’s investment intention.  In this connection, the Subscriber hereby represents that the Subscriber is purchasing the Securities for the Subscriber’s own account for investment and not with a view toward the resale or distribution to others; provided, however, that nothing contained herein shall constitute an agreement by the Subscriber to hold the Securities for any particular length of time and the Company acknowledges that the Subscriber shall at all times retain the right to dispose of its property as it may determine in its sole discretion, subject to any restrictions imposed by applicable law.  The Subscriber, if an entity, further represents that it was not formed for the purpose of purchasing the Securities.

(l)

The Subscriber consents to the placement of a legend on any certificate or other document evidencing the Securities and, when issued, the shares of Common Stock issuable upon exercise of the Warrants (the “Shares”), that such securities have not been registered under the Securities Act or any state securities or “blue sky” laws and setting forth or referring to the restrictions on transferability and sale thereof contained in this Agreement.  The Subscriber is aware that the Company will make a notation in its appropriate records with respect to the restrictions on the transferability of such Securities.

(m)

The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber on the signature page hereof is the Subscriber’s principal residence if Subscriber is an individual or its principal business address if it is a corporation or other entity.

(n)

The Subscriber represents that the Subscriber has full power and authority (corporate, statutory and otherwise) to execute and deliver this Agreement and to purchase the Securities.  This Agreement constitutes the legal, valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with its terms.

(o)

If the Subscriber is a corporation, partnership, limited liability company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to invest in the Company and the person signing this Agreement on behalf of such entity has been duly authorized by such entity to do so.

(p)

The Subscriber acknowledges that if he or she is a Registered Representative of a Financial Industry Regulatory Authority (“FINRA”) member firm, he or she must give such firm the notice required by the FINRA’s Rules of Fair Practice.

(q)

Subscriber understands that the Securities being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Subscriber’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of such Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of such Subscriber to acquire the Securities.

( r)

Each Subscriber hereunder acknowledges its primary responsibilities under the Securities Act and accordingly will not sell any of the Securities or any interest therein without complying with the requirements of the Securities Act.

(s)

The Subscriber acknowledges the risks related to an investment in the Company, which risks include, without limitation, the risk factors set forth in the Public Filings regarding the Company and its business, and the following risk factors regarding the Offering:

Risks Related To This Offering

There are restrictions on resale of the Securities.  None of the Securities may be sold unless, at the time of such intended sale, there exists an exemption from registration under the Securities Act, and such Securities have been registered, qualified, or deemed to be exempt under applicable securities or “blue sky” laws in the state of residence of the seller or in the state where sales are being effected.  The Company has not undertaken any obligations with respect to the registration of the Securities.  Subscribers will be precluded from disposing of such securities unless such securities may become eligible to be disposed of under the exemptions provided by Rule 144 under the Securities Act without restriction. Since the Securities will not be registered for resale under the Securities Act, the value of the Securities may be deemed to have less value than Securities which are registered or otherwise eligible for resale under the Securities Act.

The offering price for the Securities has been arbitrarily determined by the Company.  The offering price of the Securities was arbitrarily determined by us.  Although we may have taken into account the public trading price of our common stock, these prices do not necessarily accurately reflect the actual value of the common stock or the price that may be realized upon disposition of the common stock.

We have significant discretion over the use of the gross proceeds.  Our management will have broad discretion as to the application of such proceeds. The proceeds shall be used to carry out our business plan, pay salaries to our employees, and satisfy all our expenses, foreseeable and unforeseeable.  As is the case with any business, it should be expected that certain expenses unforeseeable to management at this juncture will arise in the future.  There can be no assurance that management’s use of proceeds generated through this Offering will prove optimal or translate into revenue or profitability for the Company. Investors are urged to consult with their attorneys, accountants and personal investment advisors prior to making any decision to invest in the Company.

An investment in the Securities is speculative and there can be no assurance of any return on any such investment.  An investment in the Securities is speculative and there is no assurance that Subscribers will obtain any return on their investment.  Investors will be subject to substantial risks involved in an investment in the Company, including the risk of losing their entire investment.

No Minimum Capitalization from Offering—Inadequate Capital.  There is no minimum capitalization required in this Offering.  There is no assurance that any or a significant number of the Securities will be sold in this Offering.  A Subscriber’s subscription funds will be used by the

Company as soon as they are received, and no refunds will be given if an inadequate amount of money is raised from this Offering to enable the Company to continue to conduct its business.  The Company may not sell enough Securities to raise sufficient capital to meet its operating expenses.  There is no assurance that the Company could obtain additional financing or capital from any other sources, or that such financing or capital would be available to the Company on acceptable terms.  Under such circumstances, investors in the Shares would likely lose their entire investment in the Company.  A Subscriber who subscribe for Shares in the earlier stages of the Offering will assume a greater risk than investors who subscribe for Shares later in the Offering.

4.

Tax Information.  The Subscriber certifies under penalties of perjury that (A) the Subscriber's name, taxpayer identification or social security number and address provided on the signature pages hereto is correct, and (B)(i) the Subscriber is not a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code) and (ii) the Subscriber will notify the Company within 60 days of a change to foreign status.  The Subscriber agrees to properly execute and provide to the Company in a timely manner any tax documentation that may be reasonably required by the Company, including a Form W-9.

5.

Further Advice and Assurances.  All information that the Subscriber has provided to the Company is correct and complete as of the date hereof, and the Subscriber agrees to notify the Company immediately if any representation or warranty contained in this Agreement becomes untrue prior to the Company's acceptance of the Subscriber's subscription.  The Subscriber agrees to provide such information and execute and deliver such documents as the Company may reasonably request to verify the accuracy of the Subscriber's representations and warranties herein or to comply with any law or regulation to which the Company may be subject.

6.

Indemnity.  The Subscriber agrees to indemnify and hold harmless the Company and its officers, directors, employees, agents and representatives from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Subscriber contained in this Agreement or in any other document provided by the Subscriber to the Company or its agents in connection with the Subscriber's investment in the Company.  Notwithstanding any provision of this Agreement, the Subscriber does not waive any rights granted to it under applicable securities laws.

7.

Payment of Subscription.  The Subscriber shall pay the amount of the Subscriber's subscription hereunder by delivery of readily available funds prior to the acceptance of this Agreement.  If the Subscriber's subscription is rejected in whole or in part, the amount rejected shall be promptly returned by check without interest to the Subscriber.  The subscription amount may be wired to the Company pursuant to the wire instructions provided above.

8.

Closing.

The Closing of the purchase and sale of the Securities shall happen simultaneously with the Company’s delivery to the Subscriber of the Company’s executed acceptance of the Subscription Agreement, which acceptance or rejection is in the sole discretion of the Company.

9.

Miscellaneous.  This Agreement is not assignable by the Subscriber without the consent of the Company.  The representations and warranties made by the Subscriber in this Subscription Agreement shall survive the closing of the transactions contemplated hereby and any investigation made by the Company or its agents.  This Agreement may be executed in one or more counterparts and my be delivered by facsimile transmission or by email transmission in PDF format, all of which together shall constitute one instrument, and shall be governed by and construed in accordance with the laws of the State of California.

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

Date: _____________, 2012

Amount of Note:

$____________________________

Number of $.01 Warrants: __________

Number of $.50 Warrants: __________

SUBSCRIBER:

__________________________________________

(Signature)

__________________________________________

(Print Name; First, Middle, Last)

Address of Subscriber:

_____________________________

_____________________________

_____________________________

Telephone Number:

(_____) _______________

Facsimile Number:

(_____) _______________

U.S. Taxpayer Identification or Social Security Number:

_____-_____-_____

[SugarMade, Inc. Subscription Agreement Signature Page]

ACCEPTANCE OF SUBSCRIPTION

SugarMade, Inc., a Delaware corporation (the “Company”), hereby accepts the above subscription for a Note in the amount of $________________ issued by the Company.

______________________________________

Scott Lantz, Chief Executive Officer

INVESTOR SUITABILITY QUESTIONNAIRE

Please check the applicable box –

A.

The undersigned is an accredited investor by reason of coming within one of the following categories:

___     1.

A natural person whose net worth, either individually or jointly with such person's spouse, at the time of the undersigned's receipt the shares exceeds $1,000,000 (excluding the person’s primary residence);

___     2.

A  natural person who had an individual income in excess of $200,000, or joint income with that person's spouse in excess of $300,000, in the two most recent years and reasonably expects to have individual income reaching the same level in the current year;

___     3.

A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3)(a)(5)(A) of the Securities Act. whether acting in its individual or fiduciary capacity;

___     4.

A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934;

___     5.

An insurance company as defined in Section 2(13) of the Securities Act:

___     6.

An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

___     7.

A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

___     8.

A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees. if such plan has total assets in excess of $5,000,000;

___     9.

An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

___     10.

A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

___     11.

An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the shares, with total assets in excess of $5,000,000;

___     12.

An executive officer or director of SugarMade, Inc.

___     13.

A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the company; or

___     14.

An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this category only, a list of the equity owners of the undersigned, and each such equity owner should complete a copy of this questionnaire.

The undersigned has executed this Investor Suitability Questionnaire as of ________, 2012.

            INVESTOR:

_________________________________________

            Print Name: _______________________________

ENTITY CERTIFICATE

TO BE COMPLETED AND SIGNED ON BEHALF OF A SUBSCRIBER THAT IS A CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, TRUST, ESTATE OR OTHER ENTITY ONLY:

ENTITY CERTIFICATE

Name of corporation, partnership, limited liability company, trust, estate or other entity:

_________________________________ ("Subscriber")

The undersigned, a duly authorized director, officer, general partner, trustee, executor or other similar functionary of Subscriber, acting for and on behalf of Subscriber, being thereunto duly authorized, hereby certifies to the Company, as follows:

.

Subscriber has been duly formed, is validly existing, and has full power and authority to invest in the Securities issued by the Company, to execute and deliver the SugarMade, Inc. Subscription Agreement (the "Agreement") to which this Entity Certificate is attached, and to perform its obligations thereunder.

.

Subscriber has taken all action necessary to authorize the execution and delivery of the Agreement and the performance of its obligations thereunder.

.

The Agreement has been executed and delivered by a duly authorized director, officer, general partner, member, manager, trustee, executor or other similar functionary of Subscriber and upon acceptance by the Company, the Agreement will be a valid and binding agreement of Subscriber, enforceable against Subscriber in accordance with its terms.

.

Attached hereto is a true and complete copy of the articles or certificate of incorporation (if Subscriber is a corporation), the partnership agreement (if Subscriber is a partnership), the limited liability company agreement (if Subscriber is a limited liability company), the trust agreement (if Subscriber is a trust), the letters testamentary (if Subscriber is an estate), or other organizational document (if Subscriber is any other entity), and such organizational document is in full force and effect on the date hereof.

.

There are no pending or contemplated proceedings for the merger, consolidation, liquidation, sale of all or substantially all of the assets, or dissolution of Subscriber.

.

The execution and delivery of the Agreement and compliance by such Subscriber with its respective obligations thereunder, do not and will not conflict with or constitute a breach of, or a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Subscriber pursuant to, any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such Subscriber is a party or by which it may be bound or to which any of the property or assets of such Subscriber is subject, nor will such action result in any violation of the provisions of the organizational document of such Subscriber or any law, administrative regulation or administrative or court order or decree, and no authorization, approval, consent, registration, qualification, decree or order of or with any court or governmental authority, agency or official is required in connection with the execution, delivery or performance by such Subscriber of the Agreement.

.

Subscriber hereby voluntarily evidences its knowledge of the existence and contents of the Agreement and acknowledges that the Agreement and its investment in the Company is in the best interests of Subscriber and all persons having a beneficial interest therein.

This Entity Certificate is executed and delivered by Subscriber on ________________, 2012.

__________________________________________

Print name of entity

By:

Name:

Title:

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